                                 SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary proxy statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE HARPER GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)2 of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:


/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                                    (LOGO)

                             THE HARPER GROUP, INC.
                              260 TOWNSEND STREET
                        SAN FRANCISCO, CALIFORNIA 94107

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TUESDAY, MAY 14, 1996, 10:30 A.M.

TO THE STOCKHOLDERS:

     Please be advised that the Annual Meeting of Stockholders of The Harper Group, Inc. will be held at the office of the Company, 260 Townsend Street, San Francisco, California, on Tuesday, May 14, 1996, at 10:30 a.m. for the following purposes:

          (1) To elect two Class II directors.

          (2) To ratify and approve adoption of the 1995 Stock Option Plan for Non-Employee Directors.

          (3) To approve the amendment of the 1994 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,250,000.

          (4) To transact such other business as may properly come before the meeting.

     Only stockholders of record on the books of the Company as of 5:00 P.M., March 22, 1996, will be entitled to vote at the meeting and any adjournment thereof.

San Francisco, California
April 1, 1996

                                          By Order of the Board of Directors

                                          Robert H. Kennis
                                          General Counsel and Secretary

     STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                             THE HARPER GROUP, INC.
                              260 TOWNSEND STREET
                        SAN FRANCISCO, CALIFORNIA 94107

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of The Harper Group, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on May 14, 1996, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about April 1, 1996.

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

     Only stockholders of record on the books of the Company as of 5:00 P.M., March 22, 1996, will be entitled to vote at the Annual Meeting.

     As of the close of business on March 22, 1996, there were outstanding 16,253,994 shares of Common Stock of the Company, entitled to one vote per share. The holders of a majority of the outstanding shares of the Common Stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation and By-laws of the Company provide for a Board of Directors consisting of not less than three members, divided into three classes. The size of the Board of Directors may be determined subject to the foregoing minimum from time to time by the Board of Directors of the Company. The size of the Board of Directors has currently been established at six.

     Directors elected into a class at the annual meeting of stockholders in each year serve three-year terms and until their successors have been duly elected. Directors appointed by the Board of Directors of the Company to fill vacancies or newly created directorships serve for the remainder of the term of the class to which they are appointed. The Class II directors elected at the Annual Meeting will serve until the 1999 Annual Meeting; Class I directors elected at last year's Annual Meeting will serve until the 1998 Annual Meeting; and Class III directors elected at the 1994 Annual Meeting will serve until the 1997 Annual Meeting.

     The persons named below are the nominees to serve as Class II directors until the 1999 Annual Meeting of Stockholders and until their successors have been elected or until death, retirement, resignation or removal. The nominees presently serve as Class II directors.

     In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of such nominees to the Board of Directors. If either of such nominees is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that such nominees will be unable or unwilling to serve if elected as directors. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                                       SERVED AS
                                           BUSINESS EXPERIENCE DURING PAST              DIRECTOR
  NOMINEES FOR DIRECTOR    AGE             FIVE YEARS AND OTHER INFORMATION              SINCE
-------------------------  ---   ----------------------------------------------------  ----------
Wesley J. Fastiff........   63   President of Littler, Mendelson, Fastiff, Tichy &        1971
                                 Mathiason, a law firm which was retained by the
                                 Company to perform legal services in 1995.
Frank J. Wezniak.........   63   President and Chief Executive Officer of Karri           1987
                                 Technology, Inc. (manufacturer of information
                                 collection systems) since 1994. From 1987 to 1992,
                                 Mr. Wezniak was President of Computer Identics
                                 (manufacturer of bar code and data collection
                                 information systems).

Set forth below is certain information concerning the other directors which is based on data furnished by them.

                                                                                       SERVED AS
                                           BUSINESS EXPERIENCE DURING PAST              DIRECTOR
  CONTINUING DIRECTORS     AGE             FIVE YEARS AND OTHER INFORMATION              SINCE
-------------------------  ---   ----------------------------------------------------  ----------
Peter Gibert.............   53   Chairman of the Board of Directors, President and        1992
                                 Chief Executive Officer. From February 1984 to May
                                 1991, Mr. Gibert was President and Chief Executive
                                 Officer of Darrell J. Sekin and Co. (international
                                 freight forwarder).
Edwin J. Holman..........   49   President and Chief Operating Officer of Petrie          1995
                                 Retail, Inc. (operator of retail stores). From 1993
                                 to 1995, Mr. Holman was President and Chief
                                 Operating Officer of Woodward and Lothrop, Inc.
                                 (department stores located in the Mid-Atlantic
                                 region). From 1981 to 1993, Mr. Holman was an
                                 officer of Carter Hawley Hale Stores, Inc., most
                                 recently Vice Chairman and Chief Operating Officer.
John M. Kaiser...........   56   Private businessman and real estate developer. From      1993
                                 1979 to 1988, Mr. Kaiser was President of Expeditors
                                 International of Washington, Inc. (international
                                 freight forwarder).
Ray C. Robinson, Jr. ....   75   Private businessman. Mr. Robinson served as              1971
                                 Secretary of the Company from 1971 until January
                                 1986.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     During 1995, the Board of Directors held six meetings. The Company has an Audit Committee, a Human Resources, Compensation and Nominating Committee and a Strategic Planning and Mergers and Acquisitions Committee.

     The members of the Audit Committee are Frank J. Wezniak (Chairman), Ray C. Robinson, Jr., Edwin J. Holman and Wesley J. Fastiff. Among the functions performed by the Audit Committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. During 1995, the Audit Committee held six meetings.

     The members of the Human Resources, Compensation and Nominating Committee are Wesley J. Fastiff (Chairman), Ray C. Robinson, Jr., Frank J. Wezniak and John M. Kaiser. Among the functions of the Human Resources, Compensation and Nominating Committee are to propose nominees for membership on the Board of Directors, review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's stock option plans. During 1995, the Human Resources, Compensation and Nominating Committee held eight meetings.

     The members of the Strategic Planning and Mergers and Acquisitions Committee are Peter Gibert (Chairman), John M. Kaiser, Ray C. Robinson, Jr. and Edwin J. Holman. Among the functions of the Strategic Planning and Mergers and Acquisitions Committee are to review and make recommendations to the Board of Directors concerning proposed or potential acquisitions, mergers, joint ventures, or other business combinations, and to consult with management regarding acquisition strategy. During 1995, this Committee held one meeting.

COMPENSATION OF DIRECTORS

     Directors are paid fees consisting of $13,000 per year and $750 for each Board meeting attended. Directors who attend meetings of the Audit Committee, Strategic Planning and Mergers and Acquisitions Committee or Human Resources, Compensation and Nominating Committee receive an additional $500 for each meeting. In addition, under the 1995 Stock Option Plan for Non-Employee Directors Messrs. Robinson, Fastiff, Holman, Kaiser and Wezniak have each been granted options to purchase 20,000 shares of Common Stock, subject to approval of this plan at the Annual Meeting. See "Proposal to Approve the 1995 Stock Option Plan for Non-Employee Directors."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1995, the Company retained the law firm of Littler, Mendelson, Fastiff, Tichy & Mathiason to perform legal services for it. Mr. Fastiff, a director of the Company and a member of the Human Resources, Compensation and Nominating Committee, serves as president of Littler, Mendelson, Fastiff, Tichy & Mathiason.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation paid to the Company's Chief Executive Officer and four other most highly compensated executive officers for services in all capacities to the Company and its subsidiaries during the last three fiscal years is set forth below.

                                         ANNUAL COMPENSATION           LONG TERM COMPENSATION
                                   --------------------------------            AWARDS
                                                            OTHER     -------------------------
                                                           ANNUAL      RESTRICTED    SECURITIES   ALL OTHER
                                                          COMPENSA-      STOCK       UNDERLYING   COMPENSA-
NAME AND PRINCIPAL POSITION YEAR   SALARY($)   BONUS($)   TION($)(1)  AWARDS($)(2)   OPTIONS(#)   TION($)(3)
--------------------------- ----   ---------   --------   ---------   ------------   ----------   ----------
Peter Gilbert.............. 1995    $240,000   $ 43,000    $94,000(4)         --           --       $3,400
  Chairman, President and   1994    $240,000   $150,000         --       $581,046      37,500(5)    $4,700
  Chief Executive Officer   1993    $240,000   $ 43,000         --                                  $5,500

Robert J. Diaz............. 1995    $210,000   $ 69,000    $97,600(6)         --           --       $2,900
  Senior Vice President,    1994    $ 17,500   $ 45,000                       --       50,000           --
  Chief Financial Officer   1993          --         --         --            --           --           --
  and Treasurer

Martin R. Collins.......... 1995    $150,000   $ 55,000         --            --       15,000       $3,200
  Vice President            1994    $150,000   $ 50,000         --            --        5,000       $4,700
                            1993    $150,000   $ 40,000         --            --       10,000(7)    $3,330

Kim E. Wertheimer.......... 1995    $166,000   $100,000         --            --       15,000       $4,900
  Vice President            1994    $122,000   $ 75,000         --            --       30,000       $3,100
                            1993    $109,000   $ 25,000         --            --        2,500           --

Robert H. Kennis........... 1995    $138,000   $ 65,000         --            --       17,500       $3,100
  Vice President, Secretary 1994    $130,000   $ 50,000         --            --       17,500       $4,700
  and General Counsel       1993    $127,000   $ 40,000         --            --        8,500(8)    $2,700


---------------
(1) While the named executive officers enjoy certain perquisites, for fiscal years 1993, 1994 and 1995 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus.

(2) The fair market value of these shares on the grant date was $17.75 per share. The fair market value on the grant date, however, is not necessarily indicative of the restricted stock's real value, which is impossible to determine until the vesting date; it is at this point that executives recognize income on the stock and must pay taxes on it. As of the end of fiscal 1995, the aggregate restricted stock holdings for the named executives consisted of 32,735 shares worth $581,046 at the then-current fair market value (as represented by the closing price of the Company's Common Stock on December 29, 1995), without giving effect to the diminution of value attributable to the restrictions on such stock. Dividends are paid on the restricted shares to the extent payable on the Company's Common Stock generally. All shares granted to Mr. Gibert vest on January 1, 1997.

(3) The amounts shown consist of Company contributions under the Company's Profit Saving Plan which has been qualified under sections 401 and 501 of the Internal Revenue Code of 1986, as amended, and covers employees who voluntarily enroll in the Plan the quarter after completing six months of continuous service with the Company.

(4) Represents partial forgiveness of loan as discussed under "Transactions with the Company" and compensation for its tax impact as discussed in the Report on Executive Compensation.

(5) Consists of options held by Mr. Gibert to purchase 37,500 shares which were granted in 1991 and repriced during 1994.

(6) Represents partial forgiveness of loan as discussed under "Transactions with the Company" and compensation for its tax impact ($45,600) and relocation expenses reimbursed by the Company ($52,000).

(7) Consists of options granted in 1992 to Mr. Collins to purchase 10,000 shares which were repriced during 1993.

(8) Includes options granted in 1992 to Mr. Kennis to purchase 3,500 shares which were repriced during 1993.

OPTIONS GRANTED TO EXECUTIVE OFFICERS

     The following table sets forth certain information regarding stock options granted during 1995 to the executive officers named in the foregoing Summary Compensation Table.

                                 OPTION GRANTS
                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                             INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                       --------------------------------------------------------------        ANNUAL RATES OF
                       NUMBER OF                                                               STOCK PRICE
                       SECURITIES     PERCENT OF TOTAL                                      APPRECIATION FOR
                       UNDERLYING     OPTIONS GRANTED      EXERCISE OR                       OPTION TERM(4)
                        OPTIONS       TO EMPLOYEES IN      BASE PRICE      EXPIRATION     ---------------------
         NAME          GRANTED(1)       FISCAL YEAR         ($/SH)(2)       DATE(3)        5%($)        10%($)
---------------------- ----------     ----------------     -----------     ----------     --------     --------
Peter Gibert..........       --(5)            --                --              --              --           --
Robert J. Diaz........       --               --                --              --              --           --
Martin R. Collins.....   15,000             3.94%              $17            2003        $102,000     $204,000
Kim E. Wertheimer.....   15,000             3.94%              $17            2003        $102,000     $204,000
Robert H. Kennis......   17,500             4.60%              $17            2003        $119,000     $238,000

---------------
(1) All options granted in fiscal 1995 are exercisable in annual increments of 25%, commencing one year from date of grant. Under the terms of the Company's stock option plans, the Human Resources, Compensation and Nominating Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.

(2) All options were granted at fair market value (average of high and low stock prices for the Company's Common Stock as reported in the Western edition of The Wall Street Journal) at date of grant.

(3) All options granted in fiscal 1995 were granted for a term of eight years.

(4) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% of 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

(5) Excludes options to purchase 60,000 shares at an exercise price of $17.31 per share which were granted to Peter Gibert on February 26, 1996, subject to stockholder approval at the 1996 Annual Meeting of the proposal to amend the 1994 Omnibus Equity Incentive Plan to increase the number of shares available for issuance thereunder.

     There were no option exercises during 1995 by any of the executive officers listed. The following table sets forth certain information with respect to stock options held by each of the listed executive officers as of December 31, 1995.

                          YEAR-END OPTION VALUE TABLE

                                                                           VALUE OF UNEXERCISED
                                             NUMBER OF UNEXERCISED             IN-THE-MONEY
                                             OPTIONS AT FY-END(#)          OPTIONS AT FY-END($)
                                           -------------------------     -------------------------
                       NAME                EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
        ------------------------------------------------------------     -------------------------
        Peter Gibert.......................             37,500/0             $       65,625/$0
        Kim E. Wertheimer..................         8,250/42,250             $ 30,375/$112,675
        Robert J. Diaz.....................        12,500/37,500             $ 46,875/$140,625
        Martin R. Collins..................         8,750/41,250             $  25,313/$87,188
        Robert H. Kennis...................        12,750/38,250             $  76,375/$92,563

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Peter Gibert pursuant to which Mr. Gibert is employed as the Company's President and Chief Executive Officer. Under the terms of this agreement, Mr. Gibert has been paid $20,000 per month, subject to future increases in the discretion of the Board of Directors and a bonus equal to the greater of (i) $43,000 or (ii) 10% of the amount by which the Company's consolidated net profit before taxes (as particularly defined in the agreement) exceeds 110% of the consolidated net profit before taxes for the prior year. The agreement with Mr. Gibert provides for severance pay equal to six months salary plus the minimum bonus of $43,000 in the event that the agreement expires at the end of its term and Mr. Gibert's employment with the Company is not continued.

     Effective January 1, 1996, the Company entered into an amended employment agreement with Peter Gibert. Under the terms of this amended agreement, Mr. Gibert's base salary is increased to $31,250 per month through December 31, 1997. Mr. Gibert's bonus plan is as follows: if the Company's earnings per share ("EPS") for the calendar year are less than an 11% increase over the preceding year, any bonus paid is subject to the discretion of the Board of Directors; if the EPS increase over the preceding year is between 11% and 15%, then Mr. Gibert is entitled to a minimum bonus of 20% of his base salary; if the EPS increase is 16% to 20% over the preceding year, the minimum bonus will be 40% of base salary; and if the EPS increase over the preceding year is 21% or more, then the minimum bonus will be 50% of base salary. The amended employment agreement also provides for a grant of options to purchase at fair market value 60,000 shares of Common Stock, half of which vest after 12 months and the balance vest after 24 months.

     The Company also has an employment agreement with Kim Wertheimer, expiring in November 1997. Under the terms of this agreement, Mr. Wertheimer is entitled to a minimum salary of $14,000 per month and a bonus equal to the greater of (i) $45,000 or (ii) .25 of 1% of the Company's income from operations if the Company's income from operations is at least 110% of the previous year's. The agreement with Mr. Wertheimer provides for an annual grant of options to purchase 15,000 shares of Common Stock for three years, the payment of moving expenses up to $20,000 and a $100,000 loan for relocation expenses to be forgiven over five years as long as Mr. Wertheimer remains an employee of the Company. This loan has not been advanced to date.

     The agreement with Mr. Wertheimer also provides for the continuation of his salary for up to 12 months in the event of termination of employment without cause. The Company also has commitments to Robert Diaz and Robert Kennis to provide for continuation of their salaries for up to 12 months in the event of termination of employment without cause.

TRANSACTIONS WITH THE COMPANY

     In February 1989, Peter Gibert executed a promissory note (the "Note") in the principal amount of $717,944 in favor of Darrell J. Sekin & Co. ("Sekin"). The Note provided for bi-monthly payments of principal and interest (accruing annually at 9.25%) and a maturity date of February 15, 1994. Payments under the Note terminated in May 1991 when the Company acquired all of the outstanding shares of Sekin. In June 1993, the Company agreed to defer the payments of principal and interest until the termination of the employment agreement between Mr. Gibert and the Company which is described above. Additionally, the interest rate on the Note was reduced to 5% effective June 1993. As of December 31, 1995, unpaid principal and accrued interest on the Note aggregated $239,909.

     In August 1994, the Company agreed to forgive annually $50,000 of the amount due under the Note on the condition that Mr. Gibert is an employee of the Company and the Company has been profitable in the previous twelve months. The entire balance owed under the Note will be forgiven in the event Mr. Gibert's employment with the Company is terminated, unless such termination is with cause in which case the entire balance becomes due and owing. Forgiveness of amounts due under the Note commenced in 1995, during which $50,000 was forgiven.

     In connection with Robert Diaz joining the Company in December 1994 and relocating from Denver, Colorado the Company loaned Mr. Diaz $120,000 at an annual interest rate of 6%. The loan is evidenced by a note, which provides that payment shall not be due as long as Mr. Diaz is employed with the Company, and that commencing April 1995, $25,000 shall be forgiven annually until the entire amount of the note is forgiven. The balance outstanding under the note is accelerated and immediately due if Mr. Diaz' employment is terminated under certain circumstances. As of December 31, 1995, the unpaid principal and accrued interest on the note aggregated $96,598.

             HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Human Resources, Compensation and Nominating Committee (the "Committee") of the Board of Directors is composed entirely of independent directors, none of whom is an officer or employee of the Company or any of its subsidiaries. The Committee is responsible for establishing the Company's compensation policies, administering the Company's stock option plans, and reviewing the Company's salary, profit sharing and incentive arrangements generally. In addition, the Committee reviews the compensation levels of the executive officers of the Company, including the Chief Executive Officer, and evaluates their performance. The Committee reviews with the Board the significant aspects of compensation for the executive officers of the Company.

     In discharging our responsibilities as members of the Human Resources, Compensation and Nominating Committee, our objective is to establish policies which will enhance the long-term performance and growth of the Company, enable the Company to attract and retain outstanding executives and employees, and provide meaningful incentives without subjecting the Company to excessive costs. The Company has historically relied principally on cash payments in the form of salary and incentive payments to motivate its key executives and managers, and secondarily on employee stock options.

     The compensation policy of the Company, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each officer should relate to and be contingent upon the performance of the Company, as well as the individual contribution of each officer. As a result, a substantial portion of each executive officer's compensation is "at risk" in the form of incentive compensation, which is awarded based on performance of the individual and the Company (or the appropriate business unit managed by the executive officer) for the year in question. The determination of incentive compensation is based on a qualitative evaluation of the individual's contribution to the Company's performance, and is also tied to meeting or exceeding business plan income projections.

     Amendments to Section 162(m) of the Internal Revenue Code have eliminated the deductibility of most compensation over a million dollars in any given year. The Committee believes that it is highly unlikely that any of the Company's executive officers would be eligible at any time in the foreseeable future to receive compensation of more than a million dollars. However, the Committee believes that it is important to retain the flexibility to maximize the Company's tax deductions. Accordingly, it will be the policy of this Committee to consider the impact, if any, of Section 162(m) on the Company and to document as necessary specific performance goals and take all other reasonable steps in order to seek to preserve the Company's tax deductions.

     Peter Gibert's base salary for 1995 was initially based on his rights under his five-year employment agreement with the Company dated May 21, 1991 (the "Employment Agreement") described in the Company's proxy statement. The Employment Agreement established Mr. Gibert's initial and minimum annual base salary at $192,000, subject to annual review by the Committee. In 1992, the Committee concluded that it was appropriate to increase Mr. Gibert's salary to $20,000 per month effective May 1, 1992 -- an increase of $4,000 per month from the minimum level specified in the Employment Agreement. In order to compensate Mr. Gibert for the additional tax obligation resulting from the annual forgiveness of the Promissory Note obligation discussed above under the caption "Transactions with the Company," in August 1994 Mr. Gibert's salary was increased by $44,000 in every year the Note is forgiven. In addition, the Employment Agreement provided that Mr. Gibert was entitled to receive a bonus equal to the greater of (i) $43,000 or (ii) 10% of the amount by which the Company's "consolidated net profit before taxes" (as defined in the Employment Agreement) for 1995 exceeds $110% of the "consolidated net profit before taxes" for 1994. For 1995, the bonus will be $43,000.

     Effective January 1, 1996, The Company entered into an amended employment agreement with Peter Gibert. The Committee deemed this advisable in view of the expiration of the original Employment Agreement with Mr. Gibert and his contributions to the Company as Chief Executive Officer. Under the terms of this amended agreement, Mr. Gibert's base salary is increased to $31,250 per month through December 31, 1997. This is in recognition of Mr. Gibert's performance and duties as Chief Executive Officer and in view of the fact that only one base salary increase has been provided to Mr. Gibert since 1991. Mr. Gibert's bonus plan is as follows: if the Company's earnings per share ("EPS") for the calendar year are less than an 11% increase over the preceding year, any bonus paid is subject to the discretion of the Board of Directors; if the EPS increase over the preceding year is between 11% and 15%, then Mr. Gibert is entitled to a minimum bonus of 20% of his base salary; if the EPS increase is 16% to 20% over the preceding year, the minimum bonus will be 40% of base salary; and if the EPS increase over the preceding year is 21% or more, then the minimum bonus will be 50% of base salary. The amended employment agreement also provides for a grant of options to purchase at fair market value 60,000 shares of Common Stock, half of which vest after 12 months and the balance vest after 24 months.

     In March 1995 Mr. Gibert was granted 32,735 shares of restricted stock. 50% of these shares vested on January 1, 1996 and the balance vests on January 1, 1997 contingent upon Mr. Gibert's remaining an employee or Director of the Company. The perquisites and other benefits received by Mr. Gibert that are reported in the Summary Compensation Table are generally provided pursuant to his Employment Agreement.

February 26, 1996         Human Resources, Compensation and Nominating Committee

                                   WESLEY J. FASTIFF, Chairman
                                   FRANK J. WEZNIAK
                                   RAY C. ROBINSON, JR.
                                   JOHN M. KAISER

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of the NASDAQ Market Index and a peer group index consisting of the Company, Expeditors International of Washington, Inc., Fritz Companies, Inc., Intertrans Corporation, Air Express International Corporation and Airborne Freight Corporation. The performance graph shown below is not necessarily indicative of future performance.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG
                THE HARPER GROUP, INC., NASDAQ MARKET INDEX AND
                           THE PEER GROUP INDEX LINES

      MEASUREMENT PERIOD          THE HARPER     NASDAQ MARKET
    (FISCAL YEAR COVERED)        GROUP, INC.:       INDEX:        PEER GROUP
1990                                       100             100             100
1991                                       175             161             171
1992                                       128             187             177
1993                                       142             215             202
1994                                       126             210             237
1995                                       143             296             349

---------------
* All returns reflect reinvestment of dividends.

                   PROPOSAL TO APPROVE THE 1995 STOCK OPTION
                        PLAN FOR NON-EMPLOYEE DIRECTORS

PRIOR PLANS

     In 1992, the stockholders adopted the prior Stock Option Plan for Non-Employee Directors (the "Prior Director Plan"), pursuant to which options to purchase an aggregate of 30,000 shares of Common Stock were reserved for grants to non-employee directors of the Company. Options to purchase an aggregate of 30,000 shares of Common Stock have been granted under the Prior Director Plan to date, and no additional options will be granted under the Prior Director Plan. To date, no stock options have been exercised under the Prior Director Plan. In 1994, the stockholders adopted the 1994 Omnibus Equity Incentive Plan, pursuant to which an aggregate of 750,000 shares of the Company's Common Stock were reserved for issuance. At the Annual Meeting, the stockholders will be asked to approve an amendment to the 1994 Omnibus Equity

Incentive Plan which increases the number of shares reserved for issuance to 2,000,000. See "Proposal to Amend the 1994 Omnibus Equity Incentive Plan."

GENERAL

     The following discussion constitutes a brief description of the material features of the 1995 Stock Option Plan for Non-Employee Directors (the "Director Plan") and is qualified in its entirety by reference to the Director Plan which is attached hereto as Exhibit A.

     At a meeting held on August 21, 1995, the Board of Directors adopted the Director Plan, subject to stockholder approval at the 1995 Annual Meeting and approved the grant of nonqualified stock options to purchase 20,000 shares of Common Stock to each of the Company's non-employee directors at an exercise price of $17.34 per share, which was determined to be the fair market value of the Common Stock as of such date.

     The Director Plan provides for the grant of nonqualified stock options to purchase an aggregate of 200,000 shares of Common Stock. The Director Plan is intended to attract and retain the services of experienced and knowledgeable independent directors for the benefit of the Company and its shareholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its shareholders.

ADMINISTRATION

     The Director Plan is administered by the Human Resources, Compensation and Nominating Committee of the Board of Directors of the Company (the "Committee"). However, because the principal terms of all option awards are set forth in the Director Plan, the Committee will have no discretion to determine which nonemployee directors will receive option awards or to set the number of shares subject to such option awards.

OPTION GRANTS

     The Director Plan provides that each director of the Company who was not otherwise an employee of the Company or any subsidiary and had not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year be automatically granted options, subject to shareholder approval of the Director Plan at the Annual Meeting, to purchase 20,000 shares on the effective date of the Director Plan (August 21, 1995). The Director Plan further provides that on the date that any person is for the first time elected by the shareholders of the Company to the Board of Directors (which shall include the date that a director appointed by the Board of Directors is for the first time elected by the shareholders of the Company to the Board), options to purchase 20,000 shares (subject to adjustment for recapitalizations, stock splits and similar events) shall automatically be granted to such newly elected director, provided, however, that such automatic option grant shall only be made if (i) the director is not otherwise an employee of the Company or any subsidiary on the date of such election and has not been an employee for all or any part of the preceding fiscal year, and (ii) the number of shares subject to future grant under the Director Plan is sufficient to make all automatic grants required to be made pursuant to the Director Plan on such date.

TERMS OF OPTIONS

     The exercise price of the options which were conditionally granted under the Director Plan on August 21, 1995 is equal to $17.34 per share, which the Board determined to be the fair market value of the shares on August 21, 1995. The exercise price of all other options granted under the Director Plan will be the fair market value of the shares at the date of the option grant. Payment of the exercise price shall be in cash.

     Options to be granted under the Director Plan will not be exercisable for a period of twelve months after the date of grant. Such options will become exercisable in installments to the extent of one-quarter of the shares covered by the option on the date one year after the date of grant, an additional one-quarter of the shares covered by the option on the date two years after the date of grant, an additional one-quarter of the shares covered by the option on the date three years after the date of grant and the remaining shares covered by the option on the date four years after the date of grant.

     In the event that an optionee shall cease to be a director of the Company for any reason other than his death, his option shall be exercisable, to the extent it was exercisable at the date he ceased to be a director, for a period of three months after such date, and shall then terminate. If an optionee dies while a director of the Company, or within the three-month period after termination of such status during which he is permitted to exercise an option in accordance with the preceding sentence, such option may be exercised at any time within one year after the optionee's death, but only to the extent the option was exercisable at the time of death. Notwithstanding the foregoing, no option granted under the Director Plan will be exercisable after the expiration of five years from the date of its grant.

     Options will not be transferable other than by will or the laws of descent and distribution, and will be exercisable during the lifetime of an optionee only by that optionee.

AMENDMENT

     The Director Plan may be amended by the Board, except that shareholder approval is required for any amendment which would increase the number of shares subject to the Director Plan, increase the number of shares for which an option may be granted to any optionee, change the designation of the class of persons eligible to receive options under the Director Plan or the formula for grants, provide for the grant of options having an option price per share less than fair market value on the date of grant, extend the term during which options may be exercised, or extend the final date upon which options under the Director Plan may be granted.

GRANTS OF OPTIONS TO DIRECTORS

     Five directors have been granted options under the Director Plan, subject to approval of the Director Plan at the Annual Meeting. See "Terms of Options" above and "Executive Compensation -- Compensation of Directors."

ADDITIONAL INFORMATION

     In order to be adopted, the Director Plan must be approved by the holders of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE DIRECTOR PLAN.

            PROPOSAL TO AMEND THE 1994 OMNIBUS EQUITY INCENTIVE PLAN

     At the Annual Meeting held in May 1994 the stockholders of the Company adopted the 1994 Omnibus Equity Incentive Plan (the "Plan") pursuant to which an aggregate of 750,000 shares of the Company's Common Stock were originally reserved for issuance to key employees and consultants of the Company and its subsidiaries. On February 26, 1996, the Board of Directors of the Company conditionally amended the Plan, subject to stockholder approval at the 1996 Annual Meeting, to increase the number of shares authorized for issuance under the Plan by an additional 1,250,000 shares.

     The reason for this increase is to ensure that a sufficient number of shares of the Company's Common Stock is available under the Plan for awards to attract, retain and motivate selected employees with outstanding experience and ability. As of December 31, 1995, there were 1,105 shares remaining for awards under the Plan, which would increase to 1,251,105 if the proposal is approved. In addition, as of such date, options to purchase 974,884 shares of Common Stock were outstanding under two prior stock option plans, and options to purchase 201,020 shares remained available for future grants under one of these prior plans. One of the prior plans has expired and the other prior plan has not been used following the adoption of the Plan. Set forth below is a summary of certain of the principal features of the Plan.

GENERAL

     The Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards and performance share awards (collectively, "Awards") to key employees and consultants of the Company and its subsidiaries.

PURPOSE

     The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees and consultants to those of the Company's stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

ADMINISTRATION

     The Plan is administered by the Human Resources, Compensation and Nominating Committee of the Board of Directors of the Company (the "Committee").

OPTIONS

     The price of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Committee but may not be less than 50% of the fair market value on the date of grant in the case of an option that is not an incentive stock option (a "nonqualified stock option"), and not less than 100% of the fair market value in the case of an incentive stock option. To date, no options have been granted below fair market value under the Plan.

     Options granted under the Plan are exercisable at the times and on the terms established by the Committee, provided that options granted to officers who are subject to section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") may not be exercised until six months following the date of grant. Subject to the foregoing limitation, the Committee may accelerate the exercisability of any option.

     The option price must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's stock or such other legal consideration which the Committee determines to be consistent with the Plan's purpose and applicable law.

STOCK APPRECIATION RIGHTS

     The Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof, none of which have been granted under the Plan thus far. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneously with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

     The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company's Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR. An SAR that is granted to an officer who is subject to section 16(b) of the Exchange Act ("Section 16(b)") may not be exercised until at least six months following the date of grant. To date, the Company has not made an SAR award.

RESTRICTED STOCK AWARDS

     The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. Restricted Stock granted to an officer subject to Section 16(b) may not vest prior to six months following the date of its grant. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

PERFORMANCE UNIT/SHARE AWARDS

     The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of its grant. The number and/or value of performance units/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied. The payment date for performance unit/share awards granted to officers and directors subject to Section 16(b) may not be less than six months from the date of grant.

     After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance units/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance unit/share.

     Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient's termination of employment or the date set forth in the award agreement. To date, the Company has not made a performance unit/share award.

NONTRANSFERABILITY OF AWARDS

     Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.

NEW PLAN BENEFITS

     Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. In addition to the grants of stock options set forth below, it is likely that substantial additional grants will be made to such persons and others during the life of the Plan, and it is impossible to determine the amount or terms of such future grants.

     The following table sets forth as of February 28, 1996 (a) the aggregate number of shares of the Company's Common Stock subject to awards granted under the Plan since January 1, 1995, and (b) the dollar value of such awards based on the difference between the exercise prices and $17.75 per share, the closing price for the shares of Common Stock on February 28, 1996.

                                                                NUMBER OF        DOLLAR VALUE OF
                  NAME OF INDIVIDUAL OF GROUP                OPTIONS GRANTED     OPTIONS GRANTED
    -------------------------------------------------------  ---------------     ---------------
    Peter Gibert...........................................       92,735(1)         $ 607,446
    Robert J. Diaz.........................................           --                   --
    Martin R. Collins......................................       15,000            $  11,250
    Kim E. Wertheimer......................................       15,000            $  11,250
    Robert H. Kennis.......................................       17,500            $  13,125
    All executive officers, as a group.....................      140,235            $ 643,071
    All employees who are not executive officers, as a
      group................................................      300,399            $ 670,653
    All directors who are not executive officers, as a
      group................................................      106,000(2)                --

---------------
(1) Includes options to purchase 60,000 shares at an exercise price of $17.31 per share which were granted to Peter Gibert on February 26, 1996, subject to stockholder approval at the 1996 Annual Meeting of the proposal to amend the 1994 Omnibus Equity Incentive Plan to increase the number of shares available for issuance thereunder.

(2) Includes options to purchase 20,000 shares at an exercise price of $17.34 per share which were granted to each of five non-employee directors on August 21, 1995, subject to stockholder approval at the 1996 Annual Meeting of the proposal to adopt the 1995 Stock Option Plan for Non-Employee Directors.

REQUIRED VOTE

     The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment to the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table indicates, as to each named director and each named executive officer, as to all directors and executive officers as a group, and as to each beneficial owner of 5% or more of the Company's Common Stock the number of shares and percentage of the Company's Common Stock beneficially owned as of February 28, 1996.

                                                              COMMON STOCK BENEFICIALLY OWNED
                                                                  AS OF FEBRUARY 28, 1996
                                                              --------------------------------
                              NAME                            NUMBER OF SHARES         PERCENT
    --------------------------------------------------------  ----------------         -------
    Peter Gibert(1).........................................      1,070,438(2)(3)(9)      6.6%
    Ray C. Robinson, Jr.(1).................................      1,709,247(4)           10.5%
    Wesley J. Fastiff.......................................         75,433(5)(6)         0.5%
    Edwin J. Holman.........................................          6,000(6)             --
    Frank J. Wezniak........................................          6,685(6)             --
    John M. Kaiser..........................................         20,000(6)             --
    Robert J. Diaz..........................................         12,500(7)             --
    Martin R. Collins.......................................          8,815(8)(9)          --
    Kim E. Wertheimer.......................................         73,332(10)           0.5%
    Robert H. Kennis........................................         13,334(9)(11)         --
    All directors and officers as a group (10 persons)......      2,997,634              18.4%
    John H. Robinson(1).....................................      1,028,037               6.3%
    Westport Asset Management, Inc.(1)......................      1,314,750               8.1%

---------------
 (1) John H. Robinson and Ray C. Robinson, Jr. are brothers. The address of Ray
     C. Robinson, Jr., Peter Gibert and John H. Robinson is 260 Townsend Street, San Francisco, California 94107. The address of Westport Asset Management, Inc. is 253 Riverside Ave., Westport, Connecticut 06880.

 (2) Excludes 147,451 shares (0.9%) held by Jeffrey L. Oerke, as trustee of an irrevocable trust for the benefit of the children of Peter Gibert and their descendants. As to such excluded shares, Mr. Gibert disclaims any beneficial interest.

 (3) Includes 37,500 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1996 and 32,735 shares of restricted stock.

 (4) Consists of 1,709,247 shares held by Ray C. Robinson, Jr. and Craig Howard Robinson as co-trustees of a revocable trust for the benefit of Ray C. Robinson, Jr., his wife and their descendants.

 (5) Includes 69,433 shares held by Wesley J. Fastiff and Bonnie B. Fastiff as co-trustees of a revocable trust for the benefit of Wesley J. Fastiff, his wife and their descendants.

 (6) Includes 6,000 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1996.

 (7) Includes 12,500 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1996.

 (8) Includes 8,750 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1996.

 (9) Includes shares contributed into the officers' Section 401(k) Plan which were previously held by the Company's profit sharing plan.

(10) Includes 8,250 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1996.

(11) Includes 12,750 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1996.

                           SECTION 16(A) INFORMATION

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 1, 1995 to December 31, 1995 all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Patrick Morrison filed a Form 5 with respect to 300 shares of stock sold by him in October 1995 which was not timely reported.

                                    AUDITORS

     Deloitte & Touche LLP, independent certified public accountants, serves as the Company's principal accountants. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     If any stockholder intends to present a proposal for action at the Company's 1997 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before December 2, 1996. Proposals should be addressed to the Company at 260 Townsend Street, San Francisco, California 94107, Attention: Corporate Secretary.

                              COST OF SOLICITATION

     All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: April 1, 1996.

                                          By Order of the Board of Directors

                                          Robert H. Kennis, Secretary

                                                                       EXHIBIT A

                           DIRECTOR STOCK OPTION PLAN

                             THE HARPER GROUP, INC.
               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                          (EFFECTIVE AUGUST 21, 1995)

                                   ARTICLE I

                                    GENERAL

1.  PURPOSE.

     This 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is intended to attract and retain the services of experienced and knowledgeable independent directors of The Harper Group, Inc. (the "Company") for the benefit of the Company and its shareholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its shareholders.

2.  ADMINISTRATION.

     The Plan shall be administered by the Human Resources, Compensation and Nominating Committee of the Board of Directors of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan, grant options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.  ELIGIBILITY.

     Each director of the Company who is not otherwise an employee of the Company or any subsidiary as of the effective date of the Plan (August 21, 1995) and has not been an employee of the Company or any subsidiary for all or any part of the fiscal year preceding such effective date shall automatically be granted options to purchase 20,000 shares (subject to adjustment as provided in Article III hereof) on the effective date of the Plan.

     In addition, on the date that any person is for the first time elected by the shareholders of the Company to the Board of Directors (which shall include the date that a director appointed by the Board of Directors is for the first time elected by the shareholders of the Company to the Board), options to purchase 20,000 shares (subject to adjustment as provided in Article III hereof) shall automatically be granted to such newly elected director; provided, however, that such automatic option grant shall only be made if (i) the director is not otherwise an employee of the Company or any subsidiary on the date of such election and has not been an employee for all or any part of the preceding fiscal year, and (ii) the number of shares subject to future grant under the Plan is sufficient to make all automatic grants required to be made pursuant to the Plan on such date.

4.  SHARES OF STOCK SUBJECT TO THE PLAN.

     The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed 200,000 shares of Common Stock, unless an adjustment is required in accordance with Article III.

5.  AMENDMENT OF THE PLAN.

     The Board of Directors may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further shareholder approval, no such amendment shall (A) materially increase the benefits accruing to participants under the Plan, (B) materially increase the number of securities which may be issued under the Plan, or (C) materially modify the requirements as to eligibility for participation in the Plan, provided, that shareholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Plan's provisions regarding the formula for determining the amount, exercise price, and timing of options to be granted under the Plan shall in no event be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended.

6.  APPROVAL OF SHAREHOLDERS.

     All options granted under the Plan before the Plan is approved by affirmative vote at the next meeting of shareholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the meeting shall be subject to such approval. No option granted hereunder may become exercisable unless and until such approval is obtained.

7.  TERM OF PLAN.

     Options may be granted under the Plan until August 21, 2000, the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

8.  RESTRICTIONS.

     All options granted under the Plan shall be subject to the requirement that, if at any time, the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.  NONASSIGNABILITY.

     No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him, and no other person shall acquire any rights therein.

10.  WITHHOLDING TAXES.

     Whenever shares of Common Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

11.  DEFINITION OF "FAIR MARKET VALUE".

     For the purposes of this Plan, the term "fair market value," when used in reference to the date of grant of an option or the date of surrender of Common Stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall be the last sale price in the NASDAQ National Market

System on such date as published in the Wall Street Journal or if no report is available for such date, the next preceding date for which a report is available, provided that the last sale price on such preceding date is not less than 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is hereafter listed on one or more securities exchanges, "fair market value" thereafter shall be the mean between the highest and the lowest sale prices of the Common Stock quoted in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in the Wall Street Journal and determined by the Committee, or if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such sale price was quoted, provided that the mean on such preceding date is not less than 100% of the fair market value of the Common Stock on the date the option is granted.

                                   ARTICLE II

                                 STOCK OPTIONS

1.  AWARD OF STOCK OPTIONS.

     Awards of stock options shall be made under the Plan under all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the director to whom such option is granted, which option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee. The date on which any option is granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

2.  TERM OF OPTIONS AND EFFECT OF TERMINATION.

     Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of five years from the date of its grant.

     In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the shares of the Common Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares for Common Stock for which options may be granted under the Plan.

3.  TERMS AND CONDITIONS OF OPTIONS.

     Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.

     A.  Number of Shares

     Each option agreement shall state the number of shares to which the option pertains.

     B.  Option Price

     Each option agreement shall state the option price per share (or the method by which such price shall be computed). The option price per share of options granted on the effective date of the Plan shall be $17.34 which is hereby determined to be equal to 100% of the fair market value of a share of Common Stock on August 21, 1995. The option price per share of all other options granted under the Plan shall be equal to 100% of the fair market value of a share of the Common Stock on the date such option is granted.

     C.  Medium and Time of Payment

     The option price shall be payable upon the exercise of an option in the legal tender of the United States. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

     D.  Exercise of Options

     Options granted under the Plan shall not be exercisable for a period of 12 months after the date of grant. Subject to the conditions stated herein and in the option agreements, options shall become exercisable in installments to the extent of one-quarter of the shares covered by the option on the date 12 months after the date of grant, an additional one-quarter of the shares covered by the option on the date 24 months after the date of grant, an additional one-quarter of the shares covered by the option on the date 36 months after the date of grant, and the remaining shares covered by the option on the date 48 months after the date of grant. Shares entitled to be purchased but not so purchased during any period described in the foregoing sentences may be purchased during any subsequent period within the five-year term of the option.

     To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and in the option agreement, it may be exercised in whole or in part or in such lesser amount as may be authorized by the option agreement, provided, however, that no option shall be exercised for fewer than ten shares. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided.

     E.  Termination of Directorship Except by Death

     In the event any optionee shall cease to be a director of the Company for any reason other than his death, his option shall be exercisable, to the extent it was exercisable at the date he ceased to be a director, for a period of three months after such date, and shall then terminate. Such option may be exercised at any time within such three-month period and prior to the date on which the option expires by its term.

     F.  Death of Optionee and Transfer of Option

     If the optionee dies while a director of the Company, or within the three-month period after termination of such status during which he is permitted to exercise an option in accordance with Subsection 3(E) of this Article II, such option may be exercised at any time within one year after the optionee's death, but only to the extent the option was exercisable at the time of death. Such option may be exercised at any time within such one-year period and prior to the date on which the option expires by its terms. During such period, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Committee for such purpose, or, if there is no effective Beneficiary Designation Form on file with the Committee, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable law of descent and distribution.

                                  ARTICLE III

                     RECAPITALIZATIONS AND REORGANIZATIONS

     The number of shares of Common Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in Article I, Section 3 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

     If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than (i) the expiration date of the option, (ii) the limitation set forth in Section 9 of Article I, and
(iii) the ten share limitation set forth in Section 3(D) of Article II.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

1.  RIGHTS AS A SHAREHOLDER.

     An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

2.  PURCHASE FOR INVESTMENT.

     Unless the shares of Common Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of Common Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Common Stock are to be issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

3.  OTHER PROVISIONS.

     The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

4.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of the options will be used for general corporate purposes.

5.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an option shall impose no obligation upon the optionee to exercise such option.

                                                                     EXHIBIT B

                             THE HARPER GROUP, INC.
                       1994 OMNIBUS EQUITY INCENTIVE PLAN

                                    SECTION 1
                       ESTABLISHMENT, PURPOSE AND DURATION

                  1.1 Establishment of the Plan. The Harper Group, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "The Harper Group, Inc. 1994 Omnibus Equity Incentive Plan" (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of February 28, 1994, subject to ratification by an affirmative vote of the holders of a majority of Shares. Grants of Awards under the Plan may be made prior to receipt of such vote; provided, however, that such grants shall be null and void if such vote is not received.

                  1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

                  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

                  1.3 Duration of the Plan. The Plan shall commence on the date specified in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13 until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after February 28, 2004.

                                    SECTION 2
                                   DEFINITIONS

                  The following terms shall have the meanings set forth below, unless plainly required by the context:

                  2.1 "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

                  2.2 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

                  2.3 "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

                  2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

                  2.5 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

                  2.6 "Committee" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards.

                  2.7 "Company" means The Harper Group, Inc., a Delaware corporation, or any successor thereto.

                  2.8 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Subsidiaries, but who is neither an employee of the Company or its Subsidiaries, nor a Director of the Company.

                  2.9 "Director" means any individual who is a member of the Board of Directors of the Company.

                  2.10 "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

                  2.11 "Employee" means any employee of the Company or of the Company's, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan. Directors who are not otherwise employed by the Company shall not be considered Employees.

                  2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

                  2.13 "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

                  2.14 "Freestanding SAR" means a SAR that is granted independently of any Options.

                  2.15 "Incentive Stock Option" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

                  2.16 "Insider" shall mean an Employee who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

                  2.17 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

                  2.18 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  2.19 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

                  2.20 "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

                  2.21 "Performance Unit" means an Award granted to an Employee pursuant to Section 9.

                  2.22 "Performance Share" means an Award granted to an Employee, pursuant to Section 9 herein.

                  2.23 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

                  2.24 "Restricted Stock" means an Award granted to a Participant pursuant to Section 8.

                  2.25 "Retirement" shall have the meaning for each respective individual Participant ascribed to it in the pension plan of the Company applicable to each such respective Participant.

                  2.26 "Shares" means the shares of common stock of the Company.

                  2.27 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

                  2.28 "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

                  2.29 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

                  2.30 "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

                                    SECTION 3
                                 ADMINISTRATION

                  3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3 under the Exchange Act.

                  3.2 Authority of the Committee. The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders.

                  3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

                  4.1 Number of Shares. Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant under the Plan may not exceed 2,000,000. These 2,000,000 Shares may be either authorized but unissued or reacquired Shares.

                  The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

                  (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                  (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                  (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem
                           SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

                   (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

                  (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

                  (f) The Committee shall in each cash determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

                  (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

                  4.2 Lapsed Awards. If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

                  4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Awards; and provided that the number of Shares subject to any Award shall always be a whole number.

                                    SECTION 5
                          ELIGIBILITY AND PARTICIPATION

                  5.1 Eligibility. Persons eligible to participate in this Plan include all Employees and Consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

                  5.2 Actual Participation. Subject to the provisions of the Plan, the Committee in its sole discretion, shall select from all eligible Employees and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.

                                    SECTION 6
                                  STOCK OPTIONS

                  6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

                  6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

                  6.3 Option Price. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion.

                        6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

                        6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one-hundred percent of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option

Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

                  6.4 Duration of Options. Each Option shall expire at such time as the Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

                  6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant.

                  6.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.

                  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

                  6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                  6.8 Certain Additional Provisions for Incentive Stock
Options.

                          6.8.1 Exercisability. The aggregate Fair Market Value
(determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                          6.8.2 Termination of Employment. No Incentive Stock
Option may be exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement permits later exercise.

                          6.8.3 Employees Only. Incentive Stock Options may
be granted only to persons who are Employees at the time of grant. Consultants shall not be eligible to receive Incentive Stock Options.

                  6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                    SECTION 7
                            STOCK APPRECIATION RIGHTS

                  7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, TandemSARs, or any combination thereof.

                  The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted.

                  7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

                  Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO;
(ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

                  7.3 Exercise of Affiliated SARs. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

                  7.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

                  7.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.

                  7.6 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

                  7.7 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

                  (b) The number of Shares with respect to which the SAR is exercised.

                  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

                  7.8 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to the Window Periods during each year. However, if the Committee determines that the Participant no longer is an Insider, or if the Federal securities laws change to permit Insiders greater freedom of exercise of SARs, then the Committee may permit Insiders to exercise SARs at other times.

                  7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under Section 10. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                    SECTION 8
                                RESTRICTED STOCK

                  8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

                  8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

                  8.3 Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

                  8.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

                  8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock shall bear the following legend:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the The Harper Group, Inc. 1994 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of The Harper Group, Inc."

                  8.6 Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the legend or legends required by
Section 8.4 and 8.5 removed from his or her Share certificate.

                  8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

                  8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

                  In the event that any dividend or distribution constitutes a "derivative security" or an "equity security" pursuant to the rules promulgated under Section 16 of the Exchange Act, such dividend or distribution shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

                  8.9 Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                    SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

                  9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

                  9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length.

                  9.3 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

                  9.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

                  Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

                  9.5 Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

                  9.6 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                   SECTION 10
                             BENEFICIARY DESIGNATION

                  As provided in this Section 10, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                                   SECTION 11
                                    DEFERRALS

                  The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                   SECTION 12
                               RIGHTS OF EMPLOYEES

                  12.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

                  12.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                   SECTION 13
                      AMENDMENT, SUSPENSION, OR TERMINATION

                  13.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

                                   SECTION 14
                                   WITHHOLDING

                  14.1 Tax Withholding. Prior to the delivery of any Shares of cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

                  14.2 Shares Withholding. The Committee may, in its absolute discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an Optionee or Grantee whose transactions in shares of Common Stock are subject to Section 16(b) of the Exchange Act will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the Award (except that this limitation will not apply in the event the death or disability of the Participant occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a Window Period.

                                   SECTION 15
                                 INDEMNIFICATION

                  Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 16
                                   SUCCESSORS

                  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   SECTION 17
                               LEGAL CONSTRUCTION

                  17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

                  17.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current rules promulgated under
Section 16 of the Exchange Act.

                  17.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  17.5 Governing Law. The Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

                  17.6 Captions. Captions are provided herein for convenience only, and are not to serve as a basis for interpretation or construction of the Plan.

PROXY

                             THE HARPER GROUP, INC.

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 14, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints PETER GIBERT and ROBERT H. KENNIS, or any of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of THE HARPER GROUP, INC. to be held at the office of the Company at 260 Townsend Street, San Francisco, California, on May 14, 1996, at 10:30 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

         STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 (Continued, and to be signed, on reverse side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                                Please mark
                                                               your votes as
                                                               indicated in
                                                               this example. /X/






         FOR                 WITHHOLD
     the nominees            AUTHORITY
     listed below           to vote for
  (except as marked         the nominees
to the contrary below)      listed below
        /  /                   /  /

(1) The election of two Class II Directors for a three year term.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR EITHER NOMINEE, STRIKE A
      LINE THROUGH THE NOMINEE'S NAME BELOW.)

    Nominees: Wesley J. Fastiff and Frank J. Wezniak

(2) To ratify and approve adoption of the 1995 Stock Option Plan for Non-Employee Directors.

           FOR                 AGAINST                   ABSTAIN
           / /                   / /                       / /

(3) To approve the amendment of the 1994 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance by 1,250,000.

           FOR                 AGAINST                   ABSTAIN
           / /                   / /                       / /

(4) In their discretion, upon any and all such other matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed above and FOR Proposals 2 and 3.


Signature(s)____________________________________ Dated _________________, 1996
The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.

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